UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 26, 2026

Entergy Louisiana, LLC

(Exact name of registrant as specified in its charter)

Texas	1-32718	47-4469646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4809 Jefferson Highway, Jefferson, Louisiana	70121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 26, 2026, Entergy Louisiana, LLC (the “Company”) entered into an Underwriting Agreement for the sale of $750,000,000 aggregate principal amount of its Collateral Trust Mortgage Bonds, 4.90% Series due April 15, 2036 (the “2036 Bonds”) and $750,000,000 aggregate principal amount of its Collateral Trust Mortgage Bonds, 5.65% Series due April 15, 2056 (the “2056 Bonds” and, together with the 2036 Bonds, the “Bonds”). The sale of the Bonds closed on February 26, 2026. The Bonds were registered under the Securities Act of 1933, as amended, by means of the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-289302-04) (the “Registration Statement”), which such Registration Statement became effective upon such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.71(a)	Officer’s Certificate No. 36-B-24 establishing the terms of the 2036 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015.

4.71(b)	Officer’s Certificate No. 36-B-25 establishing the terms of the 2056 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015.

4.72	Twenty-second Supplemental Indenture relating to the Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015.

5.05	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.

5.06	Opinion of Dawn A. Balash, Assistant General Counsel, Corporate and Securities of Entergy Services, LLC, with respect to the Bonds.

5.07	Opinion of Husch Blackwell LLP, with respect to the Bonds.

23.06	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.05).

23.07	Consent of Dawn A. Balash, Assistant General Counsel, Corporate and Securities of Entergy Services, LLC, with respect to her Opinion relating to the Bonds (included in Exhibit 5.06).

23.08	Consent of Husch Blackwell LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.07).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)
Date February 26, 2026

/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer